UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2023 (August 9, 2023)

MARIZYME, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53223	82-5464863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Heritage Drive, Suite 205, Jupiter, Florida	33458
(Address of principal executive offices)	(Zip Code)

(561) 935-9955

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 9, 2023, Marizyme, Inc. (the “Company”) held a Special Meeting of Shareholders (the “Special Shareholder Meeting”) virtually via live audio webcast at https://agm.issuerdirect.com/mrzm. A total of 31,429,597 shares of common stock representing 69.28% of the aggregate shares outstanding and eligible to vote and constituting a quorum were represented in person or by valid proxies at the Special Shareholder Meeting.

The shareholders approved the following resolutions at the Special Shareholder Meeting:

1.	To approve an amendment to the Company’s articles of incorporation, as amended to date (the “Articles of Incorporation,” to increase the total number of shares of authorized common stock to 2,000,000,000;

2.	To approve an amendment to the Company’s Articles of Incorporation to provide that holders of any of the Company’s bonds, debentures or other obligations of the Company may have, at the option of the board of directors of the Company, any of the rights of a stockholder of the Company; and

3.	To consider and vote upon a Proposal to authorize the board of directors of the Company, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Special Meeting.

The final voting results on these matters were as follows:

1. Approval of the amendment to the Company’s Articles of Incorporation, as amended to date, to increase the total number of shares of authorized common stock to 2,000,000,000:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,817,989	8,551,608	60,000	N/A

2. Approval of the amendment to the Company’s Articles of Incorporation, as amended to date, to provide that holders of any of the Company’s bonds, debentures or other obligations of the Company may have, at the option of the board of directors of the Company, any of the rights of a stockholder of the Company:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,818,988	8,550,409	60,200	N/A

3. approval of the adjournment of the Special Meeting, if necessary or appropriate, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,817,988	8,551,609	60,000	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Marizyme, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2023	MARIZYME, INC.

	By:	/s/ David Barthel
David Barthel
Chief Executive Officer